SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):    May 4, 2017 (May 2, 2017)

AARON’S, INC.
(Exact name of Registrant as Specified in Charter)

Georgia	1-13941	58-0687630
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Galleria Parkway SE, Suite 300 Atlanta, Georgia	30339-3194
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (678) 402-3000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07.     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On Tuesday, May 2, 2017, Aaron’s, Inc. (the “Company”) held its 2017 annual meeting of shareholders (the “Annual Meeting”) in Atlanta, Georgia. As of March 15, 2017, the record date for the Annual Meeting, there were 71,452,526 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. 67,177,253 shares of the Company’s common stock were represented at the Annual Meeting in person or by proxy, which was 94% of the aggregate number of shares of common stock entitled to vote at the Annual Meeting. At the Annual Meeting, the Company’s shareholders took the actions listed below and elected each of the director nominees to serve as directors until the expiration of such director’s term at the Company’s 2018 annual meeting of shareholders and until such director’s successor is duly elected and qualified, or until such director’s earlier resignation, removal from office or death. In response to the shareholders recommendation regarding the frequency of future non-binding, advisory resolutions to approve the Company’s executive compensation, the Board of Directors of the Company has determined that it intends to provide a non-binding, advisory vote every year.

Proposal 1 – Election of directors

	For	Against	Abstain	Non-Votes
Kathy T. Betty	64,025,176	305,603	38,418	2,808,056
Douglas C. Curling	63,439,320	895,191	34,686	2,808,056
Cynthia N. Day	61,924,236	2,412,654	32,307	2,808,056
Curtis L. Doman	63,238,647	1,096,862	33,688	2,808,056
Walter G. Ehmer	63,720,916	613,121	35,160	2,808,056
Hubert L. Harris, Jr.	63,718,592	611,892	38,713	2,808,056
John W. Robinson III	64,317,862	17,567	33,768	2,808,056
Ray M. Robinson	54,220,433	10,115,944	32,820	2,808,056
Robert H. Yanker	63,724,894	609,390	34,913	2,808,056

Proposal 2 – Approval of a non-binding resolution to approve the Company’s executive compensation

For	Against	Abstain	Non-Votes
63,291,250	863,894	214,053	2,808,056

Proposal 3 – Recommendation, on a non-binding advisory basis, of the frequency (every 1, 2 or 3 years) of future advisory votes on executive compensation

1 Year	2 Years	3 Years	Abstain	Non-Votes
49,574,365	29,330	14,706,810	58,692	2,808,056

Proposal 4 – Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2017

For	Against	Abstain	Non-Votes
65,910,845	1,215,400	51,008	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AARON’S, INC.
	By:	/s/ Steven A. Michaels
Steven A. Michaels
Chief Financial Officer and
Date: May 4, 2017		President of Strategic Operations